EQUITY	12 Months Ended
Dec. 31, 2011
Stockholders Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 15:-    Equity

The composition of share capital is as follows:

	December 31, 2011			December 31, 2010
	Authorized	Issued	Outstanding	Authorized	Issued	Outstanding

Ordinary shares, NIS 1 par value each	25,000,000	13,620,780	13,596,000	25,000,000	13,620,780	13,596,000

a.	Formula’s ordinary shares, par value NIS 1 per share, are traded on the TASE and Formula’s ADSs, each representing one ordinary share, are traded on the NASDAQ.

b.	Formula holds 24,780 of its ordinary shares.

c.	In January 2009, Formula distributed a cash dividend of approximately $ 30,000 which had been declared in December 2008.

d.	In April 2010, Formula distributed a cash dividend of approximately $20,000.

e.	In May 2011, Formula distributed a cash dividend of approximately $10,000.

e.	For information concerning the Company’s employee and officer share option plan, see Note 12.

f.	In December 2010, Magic consummated a private placement of its ordinary shares and warrants with several institutional and private investors, issuing 3,287,616 ordinary shares at a price of $ 6.5 per share and in a total amount of $ 20,290 net of issuance expenses. In addition, certain of the purchasers received warrants to purchase up to an aggregate of 1,134,231 Magic ordinary shares at an exercise price of $ 8.26 per share. The warrants are exercisable as of six months from the date of issuance, have a term of three years, and the exercise price is subject to future adjustment for various events, such as stock splits or dividend distributions.